UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 5, 2025, Blue Owl Technology Finance Corp. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Waiver of Transfer Restrictions

On November 4, 2025, the Company’s board of directors (the “Board”) waived the transfer restrictions contained in the Company’s second amended and restated articles of incorporation (the “Charter”) with respect to shares of the Company’s common stock as follows:

Approximate Number of Shares Being Released from Transfer Restrictions	Effective Date
50.4 million(1)	November 13, 2025
49.1 million(2)	January 20, 2026
49.1 million(2)	February 20, 2026
49.1 million(3)	April 20, 2026
49.1 million(3)	May 20, 2026

(1)	A pro rata portion of each shareholder’s shares of the Company’s common stock will be released from the First Lock-Up Period (as defined below).
(2)	A pro rata portion of each shareholder’s shares of the Company’s common stock will be released from the Second Lock-Up Period (as defined below).
(3)	A pro rata portion of each shareholder’s shares of the Company’s common stock will be released from the Third Lock-Up Period (as defined below).

The Charter provides for three separate restricted periods as set forth below and initially applied to all of the Company’s shares that were acquired by shareholders prior to the listing of the Company’s common stock on the New York Stock Exchange on June 12, 2025 (the “Exchange Listing”). Previously, in connection with the Exchange Listing, the Board waived the transfer restrictions with respect to 23,256,814 shares of the Company’s common stock and a pro rata portion of each shareholder’s shares of the Company’s common stock were released from each of the three separate restricted periods. In addition, the Board previously waived the transfer restrictions with respect to 46,513,271 shares of the Company’s common stock, effective as of September 9, 2025, and such shares were released from the First Lock-Up Period.

The three separate restricted periods are as follows:

•	One period is 180 days after the Exchange Listing and applies to all shares of the Company’s common stock issued prior to the Exchange Listing (the “First Lock-Up Period”);

•	One period is 270 days after the Exchange Listing and applies to two-thirds of the shares of the Company’s common stock issued prior to the Exchange Listing (the “Second Lock-Up Period”); and

•	One period is 365 days after the Exchange Listing and applies to one-third of the shares of the Company’s common stock issued prior to the Exchange Listing (the “Third Lock-Up Period”).

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the Securities and Exchange Commission. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 5, 2025.

99.2	Press Release, dated November 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Finance Corp.
November 5, 2025	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer